Exhibit 10.2

AMENDMENT NO. 1 TO EQUITY DISTRIBUTION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Equity Distribution Agreement, dated as of May 19, 2015 (the “Agreement”), by and among Global Partners LP, a Delaware limited partnership (the “Partnership”), Global GP LLC, a Delaware limited liability company (the “General Partner”), Global Operating LLC, a Delaware limited liability company (“Global Operating” and, together with the Partnership and the General Partner, the “Partnership Parties”), and Wells Fargo Securities, LLC and BMO Capital Markets Corp. (each a “Manager” and, collectively, the “Managers” and, together with the Partnership Parties, the “Parties”), is entered into on and as of August 5, 2016 (the “Effective Date”). Capitalized terms used and not defined in this Amendment have the meanings ascribed thereto in the Agreement.

WHEREAS, the Partnership filed a registration statement on Form S-3 (File Number 333-212172), which was declared effective on July 5, 2016 (the “New Registration Statement”), pursuant to which it wishes to sell Units available for issuance under the Agreement; and

WHEREAS, the Parties wish to amend certain terms of the Agreement to reference the New Registration Statement and make certain related corresponding changes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1.  Amendments to Agreement.

(a)  The first two sentences of the second paragraph of Section 1 are hereby deleted in their entirety and replaced with the following:

The Partnership has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-212172), including a base prospectus, relating to the Units to be issued from time to time by the Partnership, and which incorporates by reference documents that the Partnership has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  On or prior to the date that the first Units are sold (after August 5, 2016) pursuant to the terms of this Agreement, the Partnership will prepare a prospectus supplement specifically relating to the Units (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement.

(b)  The first paragraph of Section 2(a) is hereby deleted in its entirety and replaced with the following:

Registration; Definitions; No Stop Order. A registration statement on Form S-3 relating to the Units (File No. 333-212172) has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and

Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the Managers.

Section 2.  Effectiveness.  This Amendment shall be effective as of the date hereof for all future offers and sales under the Agreement.

Section 3.  Representations and Warranties.  The Partnership Parties represent to the Managers that they have duly authorized, executed and delivered this Amendment.

Section 4.  Continuing Effect.  Except as expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its respective terms and is hereby in all respects ratified and confirmed.

Section 5.  References to Agreements.  All references to the Agreement in the Agreement or in any other document executed or delivered in connection therewith, shall, from the date hereof, be deemed a reference to the Agreement as amended hereby.

Section 6.  Applicable Law.  This Amendment shall be governed by and construed in accordance with the law governing the Agreement.

Section 7.  Counterparts.  This Amendment may be signed in one or more counterparts, each of which, when executed and delivered, shall constitute an original and all of which together shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

Global Partners LP

By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President, General Counsel and Secretary

Global GP LLC

By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President, General Counsel and Secretary

Global Operating LLC

By:	/s/ Edward J. Faneuil
Name: Edward J. Faneuil
Title: Executive Vice President, General Counsel and Secretary

Accepted:

Wells Fargo Securities, LLC

By:	/s/ John S. Cronin
Name: John S. Cronin
Title: Managing Director

BMO Capital Markets Corp.

By:	/s/ Michael Starzan
Name: Michael Starzan
Title: Director